GUIDESTONE FUNDS

Supplement dated October 20, 2017

to

Statement of Additional Information dated May 1, 2017, as amended July 1, 2017

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

I.   ADDITION OF TRUSTEE TO BOARD OF TRUSTEES

The SAI is hereby amended to add John R. Morris as an Interested Trustee to the Board of Trustees of GuideStone Funds, effective October 26, 2017.

Under the heading, “Management of the Funds,” on page 50, the paragraph entitled The Board of Trustees is deleted in its entirety and replaced with the following:

The Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to oversee the management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of nine individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed to be not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).

Under the heading, “Management of the Funds,” on page 53, the following information is added to the portion of the table listing the Interested Trustees:

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES[2]
John R. Morris (1938) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Vice President and Broker-in-Charge, Hound Ears Club, Inc., 2010 - present.	25	GuideStone Financial Resources – Board of Trustees Member, June 2012 – present; GuideStone Capital Management, LLC, Board of Directors Member, May 2014 – present; GuideStone Investment Services, Board of Directors Member, July 2012 – present; GuideStone Resource Management, Inc., Board of Directors Member, May 2014 – present.
(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

(2)	Messrs. Evans and Morris are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.

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In addition, under the heading “Management of the Funds,” on page 55, the following paragraph is added:

John R. Morris. Mr. Morris is Vice President and Broker-in-Charge at Hound Ears Club, Inc., a captive real estate office. Mr. Morris holds a Bachelor of Arts degree from Wheaton College and graduate degrees from both the American Institute of Banking and Stonier Graduate School of Banking, Rutgers, The State University of New Jersey. Mr. Morris currently serves on the Board of Trustees of GuideStone Financial Resources, the Board of Directors of GuideStone Capital Management, LLC, the Board of Directors of GuideStone Investment Services and the Board of Directors of GuideStone Resource Management, Inc.

In the section entitled Security and Other Interests, beginning on page 56, the following information is added to the portion of the table listing the Interested Trustees, which is current as of September 30, 2017:

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
John R. Morris	NONE	NONE

In the section describing Security and Other Interests, beginning on page 56, the following sentence is deleted in its entirety and replaced with the following:

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of September 15, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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